UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ________________

                                January 14, 2004
                ________________________________________________
                Date of Report (Date of Earliest Event Reported)


                               NIAGARA CORPORATION
                _________________________________________________
               (Exact Name of Registrant as Specified in Charter)


            Delaware                  0-22206                    59-3182820
____________________________   ______________________       ___________________
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                               667 Madison Avenue
                               New York, New York
                     _______________________________________
                    (Address of Principal Executive Offices)

                                      10021
                                    _________
                                   (Zip Code)


                                 (212) 317-1000
               ___________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                   __________________________________________
                   (Former Name or Former Address, if Changed
                               Since Last Report)

Item 5.   Other Events and Required FD Disclosure.

On January 14, 2004, Niagara Corporation announced that the previously announced discussions between its U.K. subsidiary, Niagara LaSalle (UK) Limited ("Niagara UK"), and an affiliate of The Reserve Group, concerning the sale of Niagara UK's Hot Rolled Division and Wesson Bright Products businesses, had ended without the parties reaching agreement. A copy of the press release announcing the end of these discussions is attached hereto as
Exhibit 99.1.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.


99.1       Press Release dated January 14, 2004 issued by Niagara Corporation.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NIAGARA CORPORATION


                                          By:/s/ Marc J. Segalman
                                             _________________________________
                                             Name: Marc J. Segalman
                                             Title: Executive Vice President &
                                                    General Counsel

Date:  January 15, 2004